UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2023

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Best Buy Co., Inc. (the “registrant”) held its Regular Meeting of Shareholders (the “Meeting”). At the close of business on April 17, 2023, the record date for the determination of shareholders to vote at the Meeting, there were 218,666,780 shares of common stock of the registrant issued and outstanding. The holders of 194,467,928 shares of common stock were represented either in person or by proxy at the Meeting, which constituted a quorum.

The final results of the votes of the shareholders of the registrant are set forth below:

1. Election of Directors. The following individuals were elected as directors for a term of one year, based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Vote
Corie S. Barry	176,992,957	452,423	155,140	16,867,408
Lisa M. Caputo	172,666,644	4,774,423	159,453	16,867,408
J. Patrick Doyle	170,873,059	6,428,562	298,899	16,867,408
David W. Kenny	172,878,789	4,557,133	164,598	16,867,408
Mario J. Marte	176,101,442	1,326,320	172,758	16,867,408
Karen A. McLoughlin	177,042,192	389,058	169,270	16,867,408
Claudia F. Munce	177,065,291	361,305	173,924	16,867,408
Richelle P. Parham	173,773,840	3,658,106	168,574	16,867,408
Steven E. Rendle	177,076,762	338,576	185,182	16,867,408
Sima D. Sistani	176,999,255	414,744	186,521	16,867,408
Melinda D. Whittington	177,045,182	384,136	171,202	16,867,408
Eugene A. Woods	176,861,535	561,393	177,592	16,867,408

2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant’s independent registered public accounting firm for the fiscal year ending February 3, 2024, was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
191,797,799	2,474,266	195,863	—

3. Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Vote
164,203,291	13,149,141	248,088	16,867,408

4.Advisory Vote on Frequency of Holding the Shareholder Advisory Vote on Executive Compensation. Shareholders recommended by a non-binding advisory vote to continue to hold the advisory vote on executive compensation every year based upon the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
173,600,458	218,167	3,597,453	184,442	16,807,408

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future non-binding votes of shareholders to approve the compensation of the named executive officers will be submitted annually to the Company’s shareholders until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes.

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended January 28, 2023, and Proxy Statement dated May 2, 2023. Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 14, 2023	By:	/s/ TODD G. HARTMAN
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk Officer and Secretary

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